                             SPECIMEN CERTIFICATE                Exhibit 4.01

NUMBER       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE      SHARES
  0

                          OFFICE CENTRE CORPORATION


                            TOTAL AUTHORIZED ISSUE

                    50,000,000 SHARES PAR VALUE $.001 EACH
                                 COMMON STOCK                 See Reverse for
                                                             Certain Additions

This is to Certify that ______________________________________ is the owner of
_____________________________________________________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.
DATED



_____________________________________        _________________________________
                            Secretary                                President

        THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM - as tenants in common  UNIF GIFT MIN ACT - ....... Custodian .......
                                                    (Cust)            (Minor)
TEN ENT - as tenants by the     under Uniform Gifts to Minors
          entireties            Act.......................
                                      (State)

JT TEN  - as joint tenants with
          right of survivorship
          and not as tenants in
          common
          Additional abbreviations may also be used though not in the above list

For value received ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
                                     |
______________________________________________________________________________

______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
_____________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

        Dated ________________ 19 ___________
              In presence of

____________________________________      _____________________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.